EXHIBIT 24.2

                   CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 29, 1993, included in Southern National Corporation's report on Form 8-K dated June 8, 1993, and to all references to our firm included in this registration statement.


                                       (signature of Arthur Anderson & Co.)
                                       ARTHUR ANDERSON & CO.

Charlotte, North Carolina,
   February 16, 1994.